UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2016 (September 6, 2016)

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Guided Therapeutics Corporation, dated September 6, 2016 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct a typographical error in the amount cited in the first sentence of the second of Item 1.01 of the Original Form 8-K, which is corrected by this filing to be “$0.10”. This Form 8-K/A amends and restates in its entirety Item 1.01 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 1.01.           Entry into a Material Definitive Agreement.

On September 6, 2016, the Company entered into a royalty agreement with John E. Imhoff (“Imhoff”) and Dolores M. Maloof (“Maloof”) pursuant to which the Company sold to Imhoff and Maloof a royalty of future sales of the Company’s single-use cervical guides for its LuViva Advanced Cervical Scan non-invasive cervical cancer detection device (such guides, the “Disposables”).

Under the terms of the royalty agreement, and for consideration of $50,000 received by the Company from Imhoff and Maloof, the Company shall pay to Imhoff and Maloof an aggregate perpetual royalty equal to $0.10 for each Disposable that the Company invoices and receives payment, or is sold by a third party pursuant to a licensing arrangement with the Company, from the date of this Agreement (either, a “Disposable Sale”), net of any returns of Disposables. The Company shall pay the royalty on a quarterly basis, no later than 45 days following the end of each fiscal quarter during the Royalty Term, based on Disposable Sales, net of returns of Disposables, for that quarter.

At any time prior to October 2, 2016, the Company may, in its sole discretion, upon cash payment to Imhoff and Maloof of $50,000, permanently reduce the royalty rate per Disposable Sale $0.033. If payment is not made by October 2, 2016 the royalty rate per Disposable Sale shall permanently increase to $0.20.

It should be noted that John E. Imhoff, is a member of the Board of Directors of the Company.

The above description is qualified in its entirety by reference to the royalty agreement, attached as Exhibit 10.1 to this current report and incorporated herein by reference.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
10.1	Royalty Agreement, dated September 6, 2016, between the Company and Imhoff and Maloof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

By: /s/ Gene S. Cartwright
Name: Gene S. Cartwright, Ph.D.
Title: President and Chief Executive Officer
Date: September 9, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Royalty Agreement, dated September 6, 2016, between the Company and Imhoff and Maloof